                                  EXHIBIT 99.2


          UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

The unaudited pro forma combining financial information for Geoworks Corporation ("Geoworks") gives effect to the acquisition of the AirBoss Business Unit of Telcordia Technologies, Inc. ("AirBoss Business") applying the purchase method of accounting. The unaudited pro forma consolidated financial information has been prepared from the historical financial statements of Geoworks and the AirBoss Business. The Geoworks columns in the following unaudited pro forma combined financial information reflect the historical consolidated financial statements of Geoworks.

The unaudited pro forma combining financial information assumes that the acquisition of AirBoss Business occurred as of April 1, 1999, for the unaudited pro forma combining statements of operations and as of June 30, 2000, for the unaudited pro forma combining balance sheet.

The unaudited pro forma combining financial information should be read in conjunction with Geoworks' historical consolidated financial statements and related notes to such statements as of March 31, 2000 for the year then ended included in its Annual Report on Form 10-K, the unaudited condensed consolidated financial statements as of June 30, 2000 for the three months then ended included in its Quarterly Report on Form 10-Q, and the notes to unaudited pro forma combining information included herein.

The unaudited pro forma combined financial information includes adjustments to reflect the acquisition of AirBoss Business under the terms described in Item 2 of the Current Report on Form 8-K, dated August 8, 2000, previously filed and incorporated herein by reference.

The pro forma financial information has been prepared by the management of Geoworks and all calculations have been made based upon assumptions deemed appropriate by management. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma combining financial statements have been made.

The unaudited pro forma combined information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually been reported if the merger had been consummated at the beginning of the periods presented, nor is it necessarily indicative of the future operating results or financial position of the combining companies.

GEOWORKS CORPORATION
UNAUDITED PRO FORMA COMBINING BALANCE SHEET AS OF JUNE 30, 2000
(IN THOUSANDS OF DOLLARS)



                                                          HISTORICAL
                                                   ------------------------
                                                    GEOWORKS      AIRBOSS
                                                    JUNE 30,      APRIL 30,      PRO FORMA         PRO FORMA
                                                      2000          2000        ADJUSTMENTS         COMBINED
                                                   ------------------------      ---------         ----------
                         ASSETS
Current assets:
     Cash and cash equivalents                     $   1,301      $      --      $      --          $   1,301
     Marketable securities                            13,761             --             --             13,761
     Accounts receivable                                 755            260            (50)   (1)         965
     Prepaid expenses and other current assets           433             --            --                 433
                                                   ------------------------      ---------          ---------
Total current assets                                  16,250            260            (50)            16,460

Property and equipment, net                            1,855            307            (13)   (1)       2,149
Long-term investments                                 18,386             --             --             18,386
Goodwill and other intangibles, net                       --             --         38,317    (2)      38,317

                                                   ------------------------      ---------          ---------
Total assets                                       $  36,491      $     567      $  38,254          $  75,312
                                                   ========================      =========          =========

              LIABILITIES AND STOCKHOLDER'S
                   EQUITY (DEFICIT)

Current liabilities:
     Accounts payable                              $     657      $     103           (103)   (3)   $     657
     Accrued liabilities                               1,786            232             18  (3),(4)     2,036
     Deferred revenue                                  1,222            397           (397)   (3)       1,222
                                                   ------------------------      ---------          ---------
       Total current liabilities                       3,665            732           (482)             3,915

Stockholders' equity:
     Common stock                                    106,203             --         39,949    (5)     146,152
     Parent investment                                    --          5,878         (5,878)   (6)          --
     Accumulated deficit                             (91,607)        (6,043)         4,665  (6),(2)   (92,985)
     Accumulated other comprehensive income           18,230             --             --             18,230
                                                   ------------------------      ---------          ---------
Total stockholders' equity                            32,826           (165)        38,736             71,397
                                                   ------------------------      ---------          ---------
Total liabilities and stockholders' equity         $  36,491      $     567      $  38,254          $  75,312
                                                   ========================      =========          =========


See accompanying notes

GEOWORKS CORPORATION
UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2000 (IN THOUSANDS OF DOLLARS)

                                                              GEOWORKS      AIRBOSS
                                                              MARCH 31,    JANUARY 31,   PRO FORMA      PRO FORMA
                                                                2000          2000      ADJUSTMENTS      COMBINED
                                                              --------      --------    ----------      ---------
Net revenues:
     Professional services                                    $  7,004      $     --      $     --       $  7,004
     Research and development fees                                 320            --            --            320
     License and other revenues                                  4,815         4,526            --          9,341
                                                              --------      --------      --------       --------
Total net revenues                                              12,139         4,526            --         16,665

Operating expenses:                                                 --
     Cost of services                                            4,584            --            --          4,584
     Cost of license revenues                                      335             8            --            343
     Sales and marketing                                         5,577           448            --          6,025
     Research and development                                    4,100         3,688            --          7,788
     General and administrative                                  3,338         1,954            --          5,292
     Amortization of goodwill and other intangible assets           --            --         8,115  (7)     8,115
     Restructuring charges (reversal)                             (589)           --            --           (589)
                                                              --------      --------      --------       --------

Total operating expenses                                        17,345         6,098         8,115         31,558
                                                              --------      --------      --------       --------

Operating loss                                                  (5,206)       (1,572)       (8,115)       (14,893)

Other income (expense):
     Other income                                                4,049            --            --          4,049
     Interest income                                               646            --            --            646
     Interest expense                                              (10)           --            --            (10)
                                                              --------      --------      --------       --------
Total other income                                               4,685            --            --          4,685
                                                              --------      --------      --------       --------
Loss before income taxes                                          (521)       (1,572)       (8,115)       (10,208)
Provision for income taxes                                         452            --            --            452
                                                              --------      --------      --------       --------
Net loss                                                      $   (973)     $ (1,572)     $ (8,115)      $(10,660)
                                                              ========      ========      ========       ========

Net loss per share - basic and diluted                        $  (0.05)                                  $  (0.51)
                                                              ========                                   ========

Shares used in per share computation                            17,866                       3,018         20,884
                                                              ========                    ========       ========

See accompanying notes

GEOWORKS CORPORATION
UNAUDITED PRO FORMA COMBINING STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED JUNE 30, 2000 (IN THOUSANDS OF DOLLARS)

                                                              GEOWORKS      AIRBOSS
                                                               JUNE 30,     APRIL 30,    PRO FORMA      PRO FORMA
                                                                2000          2000      ADJUSTMENTS     COMBINED
                                                              --------      --------      --------      --------
Net revenues:
     Professional services                                    $  2,055      $     --      $     --      $  2,055
     Research and development fees                                  --            --            --            --
     License and other revenues                                  1,975           339            --         2,314
                                                              --------      --------      --------      --------
Total net revenues                                               4,030           339            --         4,369

Operating expenses:
     Cost of services                                            1,189            --            --         1,189
     Cost of license revenues                                       18             4            --            22
     Sales and marketing                                         1,473            98            --         1,571
     Research and development                                    1,646           901            --         2,547
     General and administrative                                  1,313           455            --         1,768
     Amortization of goodwill and other intangible assets           --            --         2,029  (7)    2,029
                                                              --------      --------      --------      --------
Total operating expenses                                         5,639         1,458         2,029         9,126

                                                              --------      --------      --------      --------
Operating loss                                                  (1,609)       (1,119)       (2,029)       (4,757)

Other income (expense):
     Interest income                                               228            --            --           228
                                                              --------      --------      --------      --------
Total other income                                                 228            --            --           228
                                                              --------      --------      --------      --------
Loss before income taxes                                        (1,381)       (1,119)       (2,029)       (4,529)
Provision for income taxes                                         173            --            --           173
                                                              --------      --------      --------      --------
Net loss                                                      $ (1,554)     $ (1,119)     $ (2,029)     $ (4,702)
                                                              ========      ========      ========      ========

Net loss per share (basic and diluted)                        $  (0.08)                                 $  (0.22)
                                                              ========                                  ========

Shares used in per share computations                           18,551                       3,018        21,569
                                                              ========                    ========      ========

See accompanying notes

       GEOWORKS AND AIRBOSS BUSINESS UNIT OF TELCORDIA TECHNOLOGIES, INC.
          NOTES TO UNAUDITED PRO FORMA COMBINING FINANCIAL INFORMATION

NOTE 1. PRO FORMA BASIS OF PRESENTATION

The unaudited pro forma combining financial statements of Geoworks and the AirBoss Business gives retroactive effect to the acquisition, which is being accounted for as a purchase of interests and, as a result, the unaudited pro forma combining balance sheets and statements of operations are presented as if Geoworks and the AirBoss Business had been combined for all periods presented.

The pro forma combining financial statements reflect the issuance of a total of approximately 3,018,000 shares of Geoworks common stock to acquire the AirBoss Business.

NOTE 2. PRO FORMA ADJUSTMENTS

The unaudited pro forma combining balance sheet includes the adjustments necessary to give effect to the merger as if it had occurred on June 30, 2000, and to reflect the allocation of the proposed acquisition cost to the fair value of tangible and intangible assets acquired as noted above.

Adjustments included in the unaudited pro forma balance sheet are summarized as follows:

(1) Represents adjustments made to the balance sheet to eliminate balance of the AirBoss Business not acquired.

(2) Represents recognition of the excess purchase cost of approximately $38.3 million over the estimated fair value of net tangible assets which acquired which have been recorded as goodwill and other intangible assets as follows:

           Developed Technology                  4,732,000
           Core Technology                       1,605,000
           Acquired Workforce                      616,000
           Patents                               1,048,000
           Goodwill                             30,316,000
                                               -----------
           Subtotal                            $38,317,000
           In-Process Technology                 1,378,000
                                               -----------
                                               $39,695,000
                                               ===========

    The write-off of acquired in-process technology has been reflected in the accompanying pro forma combining balance sheet, but has not been included in the pro forma combining statement of operation. The write-off acquired in-process technology will be recorded by Geoworks as a charge to operations in the three months ended September 30, 2000.

(3) Represents adjustments made to the balance sheet for liabilities of the AirBoss Business not assumed.

(4) Represents acquisition-related costs of approximately $250,000 consisting primarily of fees for attorneys and accountants.

(5) Represents issuance of approximately 3,018,000 shares of Geoworks common stock with fair value of approximately $39.9 million. The fair value per share of common stock issued is based on an average of the closing prices surrounding the May 16, 2000 announcement of the acquisition.

(6)  Represents an elimination of the AirBoss Business net investment accounts.

The unaudited pro forma combining statements of operations include the adjustments necessary to combine results as if the acquisition had occurred as of April 1, 1999, as follows:

(7) Represent the amortization of goodwill and other intangible assets over the following periods:

             Developed Technology                  4 Years
             Core Technology                       4 Years
             Acquired Workforce                    3 Years
             Patents                               4 Years
             Goodwill                              5 Years